As filed with the Securities and Exchange Commission on August 18, 2004

================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by Registrant   [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[X]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material under Rule 14a-12

                          Williamsburg Investment Trust
               --------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                         C/O ULTIMUS FUND SOLUTIONS, LLC
                         135 Merchant Street, Suite 230
                             Cincinnati, Ohio 45246
               --------------------------------------------------
                    (Address of principal executive offices)

                                 Not Applicable
               --------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]    No fee required
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1)and 0-11(1)

         (1)  Title of each class of securities to which transaction applies:

-----------------------------------------------------------------------------
         (2) Aggregate number of securities to which transaction applies:

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         (3)     Per  unit  price  or  other  underlying  value  of  transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

-----------------------------------------------------------------------------
         (4) Proposed maximum aggregate value of transaction:


-----------------------------------------------------------------------------
         (5) Total fee paid:


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[   ]    Fee paid previously with preliminary materials.

[   ]    Check box if any part of  the fee  is  offset as provided  by  Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:

             _____________________________________________

         (2) Form, Schedule or Registration Statement No.:

             _____________________________________________

         (3) Filing Party:

             _____________________________________________

         (4) Date Filed:

             _____________________________________________

                          WILLIAMSBURG INVESTMENT TRUST

                       THE GOVERNMENT STREET EQUITY FUND,
                       The Government Street Bond Fund AND
                         The Alabama Tax Free Bond Fund

                         SPECIAL MEETING OF SHAREHOLDERS
                                OCTOBER 22, 2004


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned, revoking all prior proxies, hereby appoints John F. Splain and Mark J. Seger, and each of them, as Proxies with power of substitution and hereby authorizes each of them to represent and to vote as provided on the reverse side, all shares of beneficial interest of the above Funds which the undersigned is entitled to vote at the special meeting of shareholders to be held on October 22, 2004 at 10:30 a.m, Eastern time at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or at any adjournment or postponement thereof (the "Special Meeting").

The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated August 28, 2004.

In their discretion, the proxies are authorized to vote upon other matters as properly may come before the Special Meeting or any adjournment or postponement thereof.

This  proxy may be  revoked at any time  prior to its  exercise  at the  Special
Meeting by execution of a subsequent proxy card, by written notice to the Secretary of the Trust, or by voting in person at the Special Meeting.

                      Date: _______________________________

               PLEASE INDICATE VOTES ON OPPOSITE SIDE OF THE CARD

 NOTE: Please sign exactly as your name appears on this proxy. If signing for an estate, trust or corporation, title or capacity should be stated. If the shares are held jointly, both signers should sign, although the signature of one will bind the other.

                      ____________________________________

                      ____________________________________

                    Signature(s) PLEASE SIGN IN THE ABOVE BOX

PLEASE INDICATE YOUR VOTE BY FILLING IN THE APPROPRIATE BOX BELOW, AS SHOWN, USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS DESCRIBED HEREIN.

1. With respect to the approval or disapproval of an investment advisory agreement (each a "New Advisory Agreement") by and between Williamsburg Investment Trust (the "Trust"), on behalf of each of The Government Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund (each a "Fund" and collectively, the "Funds"), and T. Leavell & Associates, Inc. (the "Advisor"), under which the Advisor will continue to act as investment advisor with respect to the assets of each Fund.

                  FOR                AGAINST            ABSTAIN

                 [   ]                [   ]              [   ]

2. With respect to the approval or disapproval of the retention of fees by, and payment of fees to, the Advisor for the period April 15, 1998 through the effective date of the proposed New Advisory Agreements.

                  FOR                AGAINST            ABSTAIN

                 [   ]                [   ]              [   ]

3. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the Special Meeting.


PLEASE MARK YOUR PROXY, DATE AND SIGN IT ON THE REVERSE SIDE, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY ALSO SUBMIT YOUR VOTE BY TELEPHONE AT ___________ OR OVER THE INTERNET AT _____________.

================================================================================
                          Williamsburg Investment Trust
                        The Government Street Equity Fund
                         The Government Street Bond Fund
                         The Alabama Tax Free Bond Fund
                   ------------------------------------------
                              No-Load Mutual Funds


INVESTMENT ADVISOR:                           SHAREHOLDER SERVICES:

T. LEAVELL & ASSOCIATES, INC.                 C/O ULTIMUS FUND  SOLUTIONS,  LLC
150  GOVERNMENT STREET                        P.O. BOX 46707
P.O. BOX 1307                                 CINCINNATI, OHIO 46707
MOBILE, ALABAMA 36633                         TOLL FREE: 1-866-738-1125
1-251-433-3709
TOLL FREE: 1-877-853-9876


                                                               September 3, 2004
Dear Shareholder:

     We are writing to inform you of the upcoming Special Meeting of Shareholders of each of The Government Street Equity Fund, The Government Street Bond Fund, and The Alabama Tax Free Bond Fund (each a "Fund" and collectively, the "Funds") scheduled to be held on October 22, 2004 at 10:30 a.m., Eastern time at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 (the "Special Meeting") to vote on two important proposals affecting the Funds:

     (1) to approve a new investment advisory agreement (each a "New Advisory Agreement") by and between the Williamsburg Investment Trust (the "Trust"), on behalf of each of The Government Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund, and T. Leavell & Associates, Inc. (the "Advisor"), under which the Advisor will continue to act as investment advisor with respect to the assets of each Fund; and

     (2) to approve the retention of fees by, and payment of fees to, the Advisor for the period April 15, 1998 through the effective date of the proposed New Advisory Agreements.

     Whether or not you are planning to attend the Special Meeting, we need your vote. PLEASE COMPLETE, SIGN, AND DATE THE ENCLOSED PROXY CARD AND PROMPTLY RETURN IT IN THE ENCLOSED, POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE
VOTED AT THE SPECIAL MEETING. YOU MAY ALSO SUBMIT YOUR VOTE BY TELEPHONE AT ________OR VIA THE INTERNET AT ___________ AS EXPLAINED IN THE PROXY MATERIALS.

     If you are a shareholder of record of a Fund as of the close of business on August 27, 2004, you are entitled to notice of, and vote at the Special Meeting and at any adjournment or postponement thereof.

         As discussed in more detail in the enclosed Proxy Statement, the original investment advisory agreements with the Funds may inadvertently have terminated on April 15, 1998 as a result of a corporate reorganization of the Advisor in which some of the shareholders of the Advisor had their financial interests redeemed.

         To avoid disruption of the Funds' investment management program, the Board of Trustees of the Trust (the "Board"), on behalf of each Fund, approved a New Advisory Agreement on August 17, 2004, and has recommended that shareholders of the Funds be asked for their approval of the New Advisory Agreement as well. The New Advisory Agreement provides that, up until and following shareholder approval, the Advisor will continue to provide investment advisory services to the Funds on the same terms and with the same fee structures under which it currently operates pursuant to the original investment advisory agreements. The Board believes that this proposal is in each Fund's and your best interest.

     The Board also recommends that shareholders of each Fund vote in favor of the proposal approving the retention of fees by and the payment of fees to the Advisor for the period of April 15, 2004 through the effective date of the proposed New Advisory Agreement.

     The Board has recommended approval of each proposal and encourages you to vote "FOR" each proposal.

     If you have any questions regarding any of the proposals or need assistance in completing your proxy card, please contact Shareholder Services, toll-free at 1-866-738-1125. I urge you to read the entire proxy statement, including the appendices, completely and carefully.

     Thank you for taking the time to consider this important proposal and for your continuing investment in the Funds.



                           Sincerely,

                           /s/ Richard Mitchell

                           Richard Mitchell
                           Trustee and President

                          WILLIAMSBURG INVESTMENT TRUST
                              150 GOVERNMENT STREET
                              MOBILE, ALABAMA 36602
                -------------------------------------------------
                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF

                       THE GOVERNMENT STREET EQUITY FUND,
                       THE GOVERNMENT STREET BOND FUND AND
                         THE ALABAMA TAX FREE BOND FUND

                           To be Held October 22, 2004
                -------------------------------------------------

     NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the "Special Meeting") of each of The Government Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund (each a "Fund" and collectively, the "Funds") will be held on October 22, 2004 at 10:30 a.m., Eastern time at the offices of Ultimus Fund Solutions, LLC, the Funds' transfer agent, at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, to consider and vote on the following matters:

     1. to approve or disapprove a new investment advisory agreement (each a "New Advisory Agreement") by and between Williamsburg Investment Trust (the "Trust"), on behalf of each of The Government Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund, and T. Leavell & Associates, Inc. (the "Advisor"), under which the Advisor will continue to act as investment advisor with respect to the assets of each Fund;

     2. to approve or disapprove of the retention of fees by, and payment of fees to, the Advisor for the period April 15, 1998 through the effective date of the proposed New Advisory Agreements; and

     3. to transact any other business, not currently contemplated, that may properly come before the Special Meeting at the discretion of the proxies or their substitutes.

     Shareholders of record of a Fund at the close of business on August 27, 2004 (the "Record Date") are entitled to notice of, and to vote at, this meeting or any adjournment or postponement thereof.

                       By order of the Board of Trustees,

                       /s/ John F. Splain

                       John F. Splain
                       Secretary

August 28, 2004

PLEASE EXECUTE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE, THUS AVOIDING UNNECESSARY EXPENSE AND DELAY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOU MAY ALSO SUBMIT YOUR VOTE BY PHONE AT ________ OR OVER THE INTERNET AT _________. THE PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO REVOKE THE PRIOR PROXY AND TO VOTE IN PERSON IF YOU ATTEND THE SPECIAL MEETING.

                          WILLIAMSBURG INVESTMENT TRUST

                              QUESTIONS AND ANSWERS

     IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS
--------------------------------------------------------------------------------
                                                                 August 28, 2004

The Government Street Equity Fund, The Government Street Bond Fund, and The Alabama Tax Free Bond Fund (each a "Fund," and collectively the "Funds") will be holding a Special Meeting of Shareholders on October 22, 2004 at 10:30 a.m., Eastern time at the offices of Ultimus Fund Solutions, LLC, the Funds' transfer agent, at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. Shareholders of the Funds are receiving this proxy statement and proxy card to consider and to vote on each of the two proposals set forth in this proxy statement.

We ask that you give the proposals on which you are being asked to vote careful consideration. This section of the proxy statement is intended to give you a quick review of the proposals and the proxy process. Details about each proposal are set forth in the proxy statement. You are urged to read the entire proxy statement, including the appendices, completely and carefully.
--------------------------------------------------------------------------------

Q: WHY ARE SHAREHOLDERS BEING MAILED THIS PROXY MATERIAL?

A: You are receiving these proxy materials -- a booklet that includes the Proxy Statement and the accompanying proxy card -- because you have the right to vote on two important proposals concerning your investment in the Funds. The purpose of this proxy statement is to disclose important information about the two proposals and to seek shareholder approval on two matters related to the Funds' investment advisor, T. Leavell & Associates, Inc. (the "Advisor"). Each of the two proposals has been approved by the Board of Trustees.

Q: WHAT ARE SHAREHOLDERS BEING ASKED TO VOTE ON AT THE MEETING?

A: There are two proposals for consideration at the Meeting:

     1. To approve or disapprove a new investment advisory agreement (each a "New Advisory Agreement") by and between Williamsburg Investment Trust (the "Trust"), on behalf of each of the Funds, and the Advisor, under which the Advisor will continue to act as investment advisor with respect to the assets of each Fund; and

     2. To approve or disapprove of the retention of fees by, and payment of fees to, the Advisor for the period April 15, 1998 through the effective date of the proposed New Advisory Agreements.

     The proposals are not linked, and your vote on any one proposal will not affect the vote regarding any other proposal.

Q: WHY ARE THE FUNDS ASKING FOR APPROVAL OF NEW ADVISORY AGREEMENTS?

A: Since the original investment advisory agreements for the Funds may inadvertently have terminated on April 15, 1998, shareholders of those Funds must approve new advisory agreements. The proposed investment advisory agreements are virtually identical to the original agreements in content and fee structure and are a simple continuation of the relationship between the Advisor and the Funds.

Q: HOW ARE THE PROPOSED NEW INVESTMENT ADVISORY AGREEMENTS OF THE FUNDS DIFFERENT FROM THE ORIGINAL INVESTMENT ADVISORY AGREEMENTS?

A. The proposed New Advisory Agreements are virtually identical to the original agreement in content and fee structure and are a simple continuation of the relationship between the Advisor and the Funds. The Advisor will continue to perform the same investment advisory services under the New Advisory Agreements that it currently performs under the original investment advisory agreements. The portfolio manager responsible for your Fund is expected to continue in the same manner as before and there will be no change in investment objectives or strategies of the Funds.

Q: HOW DOES THE BOARD OF TRUSTEES RECOMMEND I VOTE ON THESE MATTERS?

A: The Board unanimously recommends that Shareholders vote in favor for each proposal.

Q: WHERE ARE THE MEETINGS GOING TO BE HELD?

A: The Meetings are scheduled for October 22, 2004 at 10:30 a.m., Eastern time, at the offices of Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Q: WHO IS ELIGIBLE TO VOTE AT THE MEETINGS?

A: Shareholders as of August 27, 2004 (the "Record Date") are entitled to vote at the Special Meeting or any adjournment of the Special Meeting. Shareholders may cast one vote for each share they own on each matter. In most cases, shareholders will receive one proxy card for each Fund they own. Shareholders of more than one Fund will receive one package with a proxy card for each individual Fund they own. In limited cases, certain shareholders of more than one Fund may receive multiple packages.

Q: HOW A SHAREHOLDERS VOTE THEIR PROXIES?

A: To vote, please complete the enclosed proxy card and return the card in the enclosed self-addressed, postage-paid envelope, or take advantage of the telephonic or electronic voting procedures described on the proxy card.

Q: WILL THE NEW  ADVISORY  AGREEMENT  CHANGE THE  MANAGEMENT  FEES CHARGED TO MY
FUND?

A: No. The overall amount of fees that each Fund pays are expected to remain the same.

Q: WHY ARE THE FUNDS ASKING FOR APPROVAL OF RETENTION OF FEES PAID OR PAYABLE TO THE ADVISOR?

A: Despite the possible inadvertent termination of the original investment advisory agreements, the Advisor has continued to provide the Funds with uninterrupted investment advisory services called for under the original investment advisory agreements. These Funds are simply seeking shareholder approval to allow the Advisor to retain all payments and be paid all unpaid amounts for the period of April 15, 1998 through the effective date of the proposed New Advisory Agreements.

Q: WILL MY FUND BE REQUIRED TO PAY FOR THIS PROXY SOLICITATION?

A: No. The Fund will not bear these costs. The Advisor has agreed to all of the costs and expenses associated with the Special Meeting.

Q: WHERE CAN I GET MORE INFORMATION ABOUT THESE PROPOSALS?

A: The Advisor has engaged Management Information Services Corp. ("MIS"), a professional proxy solicitation firm, to help shareholders through the voting process. You or your clients may contact them directly at ____________________between the hours of [9:30 a.m. to 11:00 p.m.], Eastern time. Representatives will be happy to answer any questions you may have.

                          WILLIAMSBURG INVESTMENT TRUST
                          135 MERCHANT STREET, SUITE 230
                             CINCINNATI, OHIO 45246
                      -------------------------------------

                      SPECIAL MEETING OF THE SHAREHOLDRS OF

                       THE GOVERNMENT STREET EQUITY FUND,
                       THE GOVERNMENT STREET BOND FUND AND
                         THE ALABAMA TAX FREE BOND FUND

                           TO BE HELD OCTOBER 22, 2004

--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                                 AUGUST 28, 2004

--------------------------------------------------------------------------------

     This Proxy Statement is furnished by the Trust to the shareholders of The Government Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund (each a "Fund" and collectively, the "Funds"), each a series of Williamsburg Investment Trust (the "Trust"), on behalf of the Trust's Board of Trustees in connection with each Fund's solicitation of shareholders' proxies for use at a Special Meeting to be held October 22, 2004, at 10:30 a.m., Eastern time, at the offices of Ultimus Fund Solutions, LLC, the Funds' transfer agent, at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, for the purposes set forth below and in the accompanying Notice of Special Meeting. The approximate mailing date of this Proxy Statement to shareholders is September 3, 2004.

     At the Special Meeting, the shareholders of each Fund will be asked:

     1. to approve or disapprove a new investment advisory agreement (each a "New Advisory Agreement") by and between the Trust, on behalf of each Fund, and T. Leavell & Associates, Inc. (the "Advisor"), under which the Advisor will continue to act as investment advisor with respect to the assets of each Fund; and

     2. to approve or disapprove of the retention of fees by, and payment of fees to, the Advisor for the period April 15, 1998 through the effective date of the proposed New Advisory Agreements.

     3. to transact such other business as may properly come before the Special Meeting or any adjournments or postponement thereof.

     RECORD DATE/SHAREHOLDERS ENTITLED TO VOTE. Each Fund is a separate investment series, or portfolio, of the Trust, a Massachusetts business trust and registered investment company under the Investment Company Act of 1940 (the "1940 Act"). The record holders of outstanding shares of the Funds are entitled to vote per share (and a fractional vote per fractional share) on all matters presented at the Special Meeting. Shareholders of the Funds at the close of business on August 27, 2004 (the "Record Date") will be entitled to notice of and to be present and vote at the Special Meeting. As of the Record

Date, there were: ______ shares of The Government Street Equity Fund outstanding and entitled to vote, representing total net assets of approximately $_________; ______ shares of The Government Street Bond Fund outstanding and entitled to vote, representing total net assets of approximately $_________; and ______ shares of The Alabama Tax Free Bond Fund outstanding and entitled to vote, representing total net assets of approximately $_________.

     VOTING PROXIES. Whether you expect to be personally present at the Special Meeting or not, we encourage you to vote by proxy. You can do this by executing, dating, signing and returning the enclosed proxy card. Properly executed proxies will be voted as you instruct by the persons named in the accompanying proxy card. In the absence of such direction, however, the persons named in the accompanying proxy card intend to vote FOR each of the two proposals and may vote in their discretion with respect to other matters not now known to the Board of Trustees that may be properly presented to the Special Meeting.

     Shareholders who execute proxies may revoke them at any time before they are voted, by executing a later dated proxy card, by writing to the Secretary of the Trust, John F. Splain, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707, or by voting in person at the time of the Special Meeting. If not so revoked, the shares represented by the proxy will be voted at the Special Meeting, and any adjournments and postponement thereof, as instructed. Attendance by a shareholder at the Special Meeting does not, in itself, revoke a proxy.

     With respect to each Fund, if a quorum (as described below) is represented at the Special Meeting, the vote of a majority of the outstanding shares of the Fund is required for approval of Proposal 1, and the vote of more than 50% of the outstanding shares of the Fund is required for approval of Proposal 2. The vote of a majority of the outstanding shares for purposes of Proposal 1 means the vote of the lesser of (1) 67% or more of the shares present or represented by proxy at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares.

     All properly executed proxies received prior to the Special Meeting will be voted at the Special Meeting in accordance with the instructions marked thereon. Proxies received prior to the Special Meeting on which no vote is indicated will be voted "for" each proposal as to which it is entitled to vote.

     QUORUM REQUIRED TO HOLD MEETING. In order to transact business at the Special Meeting, a "quorum" must be present. Under the Trust's By-Laws, a quorum is constituted by the presence in person or by proxy of 50% of the outstanding shares of the Fund entitled to vote at the Special Meeting.

     Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the brokers or nominees do not have discretionary power to vote) will be treated as present for determining whether a quorum is present with respect to a particular matter. Abstentions and broker non-votes will not, however, be counted as voting on any matter at the Meeting when the voting requirement is based on achieving a percentage of the "voting securities present." If any proposal requires the affirmative vote of the Fund's outstanding shares for approval, a broker non-vote or abstention will have the effect of a vote against the proposal.

     If a quorum of shareholders of the Fund is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the Special Meeting for a period or periods not more than [sixty (60) days] in the aggregate to permit further solicitation of proxies. Any business that might have been transacted at the Special Meeting may be transacted at any such adjourned session(s) at which a quorum is present. The Special Meeting may also be adjourned from time to time by a majority of the votes of a Fund properly cast upon the question of adjourning the Special Meeting to another date and time, whether or not a quorum is present. With respect to each proposal, the persons named as proxies will vote all proxies in favor of adjournment that voted in favor of a particular proposal (including abstentions and broker non-votes), and vote against adjournment all proxies that voted against such proposal. Abstentions and broker non-votes will have the same effect at any adjourned meeting as noted above.

     METHOD AND COST OF PROXY SOLICITATION. The Funds have retained Management Information Services Corp. ("MIS") to solicit proxies for the Special Meeting. MIS is responsible for printing proxy cards and proxy statements, mailing proxy materials to shareholders, soliciting brokers, custodians, nominees and fiduciaries, tabulating the returned proxies and performing other proxy solicitation services.

     Proxies will be solicited primarily by mail, telephone and the internet. Although it is not anticipated, the solicitation may also include facsimile or oral communications by certain officers or employees of the Trust, the Advisor, or Ultimus Fund Solutions, LLC, the Fund's administrator ("Ultimus"), who will not be paid for these services.

     The Advisor will pay the costs of the Special Meeting and the expenses incurred in connection with the solicitation of proxies, which will include reasonable fees paid to any proxy solicitation service used for its printing and mailing efforts. The Funds anticipate that such fees will amount to approximately $_______. The Trust, the Advisor or Ultimus may also request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the Funds held of record by such persons. If requested, the Advisor shall reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation, including reasonable expenses in communicating with persons for whom they hold shares of the Funds.

     PRINCIPAL SHAREHOLDERS. On the Record Date, Charles Schwab and Company, Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record approximately []% of the outstanding shares of The Government Street Equity Fund; approximately []% of the outstanding shares of The Government Street Bond Fund; and approximately []% of the outstanding shares of The Alabama Tax Free Bond Fund. On the Record Date, Saltco, P.O. Box 469, Brewton, Alabama 36427, owned of record approximately []% of the outstanding shares of The Government Street Equity Fund; approximately []% of the outstanding shares of The Government Street Bond Fund; and approximately []% of the outstanding shares of The Alabama Tax Free Bond Fund. No other persons owned of record and, according to information available to the Funds, no other persons owned beneficially 5% or more of any of the Fund's outstanding shares.

     The Trustees of the Trust intend to vote all of their shares in favor of the proposals described herein. All Trustees and officers as a group owned of record or beneficially less than 1% of each Fund's outstanding shares on the Record Date.

     REPORTS TO SHAREHOLDERS. Copies of the Funds' most recent annual report are available without charge by writing to the Funds at P.O. Box 46707, Cincinnati, Ohio 45246-0707, or by calling the Funds nationwide (toll-free) at 1-866-738-1125.

     OTHER INFORMATION. As noted above, each Fund's current investment advisor is T. Leavell & Associates, Inc., located at 150 Government Street, P.O Box 1307, Mobile, Alabama 36633. The Funds' administrator and transfer, Ultimus Fund Solutions, LLC, and the Funds' distributor, Ultimus Fund Distributors, LLC, are located at P.O. Box 46707, Cincinnati, Ohio 45246-0707, Tel: (866) 738-1125.

RESPONSIBILITIES OF THE BOARD

     The Board of Trustees is responsible for the general oversight of the Funds' business affairs. A majority of the Board's members are not affiliated with the Advisor and are otherwise sufficiently independent so that they are considered "non-interested" within the meaning of the 1940 Act. These non-interested Trustees have primary responsibility for assuring that each Fund is managed in a manner consistent with the best interests of its shareholders.

     The Board meets in person at least quarterly to review the investment performance of the Funds and other operational matters, including policies and procedures designed to assure compliance with various regulatory requirements. At least annually, the non-interested Trustees review the fees paid to the Advisor and its affiliates for investment advisory services and administrative and distribution services.

     BOARD COMMITTEES. The Board of Trustees has established the following standing committees. The members of the Audit Committee, the Nominating Committee and the Qualified Legal Compliance Committee are J. Finley Lee, Jr., Richard L. Morrill, Harris V. Morrissette, Erwin H. Will, Jr. and Samuel B. Witt
III. The members of the Ethics Committee are Charles M. Caravati, Jr., J. Finley Lee, Jr. and Richard Morrill.

     o Audit Committee, which oversees the Trust's accounting and financial reporting policies and the independent audit of its financial statements. The Audit Committee held six meetings during the fiscal year ended March 31, 2004.

     o Nominating Committee, which is responsible for nominating any future Trustees of the Trust who are not "interested persons" of the Trust. The Nominating Committee did not meet during the fiscal year ended March 31, 2004. The Nominating Committee does not currently consider for nomination candidates proposed by shareholders for election as Trustees.

     o Qualified Legal Compliance Committee, which is responsible for receiving and investigating evidence from attorneys representing the Trust of material violations of securities laws, a material breach of fiduciary duty or a similar material violation. The Qualified Legal Compliance Committee did not meet during the fiscal year ended March 31, 2004.

     o Ethics Committee, which is responsible for interpreting, investigating, resolving and reporting any existing or potential violations of law or personal conflicts of interest involving the Trust's principal executive and accounting officers or persons performing similar functions. The Ethics Committee did not meet during the fiscal year ended March 31, 2004.

     TRUSTEE COMPENSATION. No director, officer or employee of the Advisor or the Distributor will receive any compensation from the Trust for serving as an officer or Trustee of the Trust. Each Trustee who is not affiliated with an investment advisor or principal underwriter of the Trust receives from the Trust an annual retainer of $8,000, payable quarterly, plus a fee of $1,500 for attendance at each meeting of the Board of Trustees and $1,000 for attendance at each meeting of any committee thereof, plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation amounts paid during the fiscal year ended March 31, 2004 to Trustees who are not affiliated with an investment advisor or principal underwriter of the Trust:


                                 Aggregate          Pension or       Estimated Annual     Total Compensation
                                Compensation        Retirement         Benefits Upon      From the Funds and
Trustee                        From the Funds    Benefits Accrued       Retirement           Fund Complex
-------------------------------------------------------------------------------------------------------------------
Charles M. Caravati, Jr.          $ 4,104              None                None              $ 14,000
J. Finley Lee, Jr.                  5,823              None                None                20,000
Richard L. Morrill                  5,823              None                None                20,000
Harris V. Morrissette               5,823              None                None                20,000
Erwin H. Will, Jr.                  5,823              None                None                20,000
Samuel B. Witt III                  6,682              None                None                23,000


TRUSTEES AND EXECUTIVE OFFICERS

                                                                                                                        NUMBER OF
                                                                                                                      PORTFOLIOS IN
                                                                                   PRINCIPAL OCCUPATION(S) DURING     FUND COMPLEX
                                           LENGTH OF        POSITION(S) HELD     PAST 5 YEARS AND DIRECTORSHIPS OF     OVERSEEN BY
   NAME, ADDRESS AND AGE                 TIME SERVED         WITH THE TRUST              PUBLIC COMPANIES                TRUSTEE
   ---------------------                 -----------         --------------              ----------------              -----------
*Austin Brockenbrough III (age 67)           Since               Trustee          President  and  Managing  Director  of      11
1802 Bayberry Court, Suite 400           September 1988                           Lowe,  Brockenbrough  & Company,  Inc,
Richmond, Virginia 23226                                                          Richmond,    Virginia;   Director   of
                                                                                  Tredegar     Corporation     (plastics
                                                                                  manufacturer)  and Wilkinson O'Grady &
                                                                                  Co.  Inc.   (global  asset   manager);
                                                                                  Trustee of University of Richmond

*John T. Bruce (age 50)                      Since               Trustee          Principal of Flippin,  Bruce & Porter,      11
800 Main Street                          September 1988                           Inc, Lynchburg, Virginia
Lynchburg, Virginia 24504

*Charles M. Caravati, Jr. (age 67)           Since               Chairman         Retired  physician;  retired President      11
931 Broad Street Road                      June 1991           and Trustee        of    Dermatology     Associates    of
Manakin-Sabot, Virginia 23103                                                     Virginia, P.C.

*Richard Mitchell (age 55)                   Since             Trustee and        Principal of T. Leavell &  Associates,      11
150 Government Street                      June 1991            President         Inc., Mobile, Alabama
Mobile, Alabama 36602

INDEPENDENT (DISINTERESTED) TRUSTEES:

J. Finley Lee, Jr. (age 64)                  Since               Trustee          Julian   Price   Professor   Emeritus,      11
200 Westminster Drive                    September 1988                           University of North Carolina
Chapel Hill, North Carolina 27514

Richard L. Morrill (age 65)                  Since               Trustee          Chancellor   of  the   University   of      11
G19 Boatwright Library                     March 1993                             Richmond;    Director    of   Tredegar
Richmond, Virginia 23173                                                          Corporation  (plastics   manufacturer)
                                                                                  and  Albemarle  Corporation  (polymers
                                                                                  and chemicals manufacturer)

Harris V. Morrissette (age 44)               Since               Trustee          President  of  Marshall   Biscuit  Co.      11
100 Jacintoport Boulevard                  March 1993                             Inc.;  Chairman  of  Azalea  Aviation,
Saraland, Alabama 36571                                                           Inc. (airplane  fueling);  Director of
                                                                                  BancTrust  Financial Group, Inc. (bank
                                                                                  holding company) and EnergySouth, Inc.

Erwin H. Will, Jr. (age 71)                  Since               Trustee          Retired Managing  Director of Equities      11
47 Willway Avenue                          July 1997                              of Virginia  Retirement Systems (state
Richmond, Virginia 23226                                                          pension fund)

Samuel B. Witt III (age 68)                  Since               Trustee          Senior   Vice  President  and  General      11
2300 Clarendon Boulevard, Suite          November 1988                            Counsel of Stateside  Associates, Inc.
407                                                                               (state government relations); Director
Arlington, Virginia 22201                                                         of   The  Swiss  Helvetia  Fund,  Inc.
                                                                                  (closed-end investment company)


                                                              -6-


EXECUTIVE OFFICERS:

Robert G. Dorsey (age 47)                   Since               Vice President          Managing  Director of Ultimus Fund
135 Merchant Street, Suite 230          November 2000                                   Solutions, LLC (a registered transfer agent)
Cincinnati, Ohio 45246                                                                  and Ultimus Fund Distributors, LLC (a
                                                                                        registered broker-dealer)

Timothy S. Healey (age 51)                  Since           Vice President of The       Principal of T. Leavell & Associates, Inc.,
600 Luckie Drive, Suite 305             January 1995      Government Street Mid-Cap     Mobile, Alabama
Birmingham, Alabama 35223                                          Fund and
                                                        The Alabama Tax Free Bond Fund

Mary Shannon Hope (age 40)                  Since             Vice President of         Vice President and Portfolio Manager of T.
150 Government Street                   February 2004     The Government Street Bond    Leavell & Associates, Inc., Mobile, Alabama
Mobile, Alabama 36602                                                Fund

Thomas W. Leavell (age 61)                  Since           Vice President of The       President of T. Leavell & Associates, Inc.,
150 Government Street                   February 2004   Government Street Equity Fund   Mobile, Alabama
Mobile, Alabama 36602                                     and The Government Street
                                                                 Mid-Cap Fund

Mark J. Seger (age 42)                      Since                 Treasurer             Managing Director of Ultimus Fund Solutions,
135 Merchant Street, Suite 230          November 2000                                   LLC and Ultimus Fund Distributors, LLC
Cincinnati, Ohio 45246

John F. Splain  (age 47)                    Since                 Secretary             Managing Director of Ultimus Fund Solutions,
135 Merchant Street, Suite 230          November 2000                                   LLC and Ultimus Fund Distributors, LLC
Cincinnati, Ohio 45246

*    Austin Brockenbrough III, John T. Bruce and Richard Mitchell, as affiliated persons of investment advisors to the Trust, are "interested  persons" of the Trust within the meaning of Section  2(a)(19) of the 1940 Act.  Charles M. Caravati, Jr.
     is the father of Charles M. Caravati III, an affiliated person of an investment advisor  to other series of  the  Trust, and is an "interested person" of the Trust by virtue of such relationship.

PROPOSAL 1:

APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

     The original advisory agreements for the Funds (the "Original Advisory Agreements") may be deemed to have been terminated on April 15, 1998 due to a technical assignment resulting from a corporate reorganization in which certain shareholders of the Advisor had their shares redeemed. This is because the 1940 Act generally requires that an investment advisory contract terminate upon its assignment to another person. Consequently, shareholders of each Fund are being asked to approve a new investment advisory agreement between their Fund and the Advisor (each a "New Advisory Agreement"). The proposed agreements are essentially identical to the Original Advisory Agreements previously approved by each Fund's shareholders and the Board of Trustees. Forms of the New Advisory Agreements for The Government Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund are attached to this proxy statement as Appendix A, Appendix B and Appendix C, respectively.

     LEGAL REQUIREMENTS

     Section 15 of the 1940 Act generally requires that a fund's investment advisory agreement be in writing and be approved initially by both (i) the fund's board of trustees (including a majority of its independent trustees), and
(ii) the fund's shareholders. Each agreement may have an initial term of two years, but must be approved annually thereafter at an in-person meeting by a majority of the fund's board of trustees, including a majority of its independent trustees. In the event that a fund's board fails to approve the fund's investment advisory agreement at least annually, the agreements will automatically lapse. As a result, the fund would no longer have a valid advisory agreement and must arrange for a new agreement to be adopted by the fund's board and shareholders, as required by Section 15 of the 1940 Act.

     SEQUENCE OF EVENTS

     The Advisor entered into the Original Advisory Agreements with The Government Street Equity Fund and The Government Street Bond Fund on April 1, 1992 and The Alabama Tax Free Bond Fund on April 1, 1994.

     In April 1998, Thomas W. Leavell became the sole shareholder of the Advisor as a result of a reorganization transaction (the "1998 Transaction") in which certain shareholders of the Advisor had their shares redeemed. The 1998 Transaction was the first step in a plan ultimately intended to allow other key employees to become additional owners of the Advisor. The 1998 Transaction did not change any of the portfolio managers, the investment philosophy, administration or any other operational activity related to the Funds. Mr. Leavell has continuously served as the principal executive officer, director and decision maker of the Advisor since its organization in 1979.

     Since each Fund's inception, the Advisor has continued to provide the Funds with uninterrupted investment advisory services called for under the Original Advisory Agreements that include, but are not limited to, regularly providing investment advice to each Fund and continuously supervising the investment and reinvestment of cash, securities and other assets for the Funds.

     In July 2004, in connection with the development of plans to expand the ownership of the Advisor, it was discovered that the 1998 Transaction may have created a presumptive change of "control" of the Advisor. This presumptive change of control may have caused a technical assignment and thus resulted in a termination of the Original Advisory Agreements. Under the Investment Company Act of 1940, such an assignment terminates an existing investment advisory agreement.

     From April 15, 1998 until June 30, 2004, each Fund has compensated the Advisor for advisory services in an amount equal to the percentage of each Fund's average daily net assets stated in the Original Advisory Agreements. Since July 1, 2004, in light of the discovery of the potential invalidity of these Original Advisory Agreements, the fees payable to the Advisor have been retained by the Funds pending the resolution of this matter. During this same period, the Advisor has also continued to provide services and honor its expense limitation commitments to the Funds as described in the Original Advisory Agreements. Through June 30, 2004, each Fund, the Board and the Advisor were unaware that the Original Advisory Agreement had expired due to the technical contractual oversight described above, and so the Funds' payments of the Advisor's fees were made under the belief that the Advisor's services were being performed according to valid advisory agreements.

     Neither the Boards of Trustees, Fund Counsel nor the Advisor was aware that the Original Advisory Agreements had terminated, and so the Original Advisory Agreements were presented to the Boards and approved, without change, each year since April 1998. At the time the contracts were presented, because they had not been approved by the shareholders of each Fund prior to April 15, 1998, the Original Advisory Agreements were not in full compliance with the requirements in the 1940 Act relating to approval of new advisory contracts. The subsequent approvals each year since April 1998 by the Board did not revive the Original Advisory Agreements.

     CURRENT SHAREHOLDER APPROVAL

     Having determined that each Fund may have not had a valid investment advisory agreement, the Advisor ceased receiving fees under the original Advisory Agreements as of June 30, 2004. Then, the Advisor requested the Funds' Board to consider approving a new advisory agreement substantially similar to the one that inadvertently terminated in April 1998. At its August 17, 2004 meeting, the Board approved a New Advisory Agreement and determined that the Agreement should be submitted to each Fund's shareholders for their approval.

     At the August 17, 2004 meeting, the Board of was also asked to consider whether the Advisor may retain those advisory fees that had been paid or which were payable to the Advisor since April 15, 1998 under the Original Advisory Agreements. Having so approved, the Board determined that each Fund's shareholders should also vote on whether to permit the Advisor to retain those fees received or which were payable since April 15, 1998 through the time that the Fund's shareholders approve a New Advisory Agreement. The Board recommended that the shareholders of each Fund vote in favor of this proposal.

     ORIGINAL ADVISORY AGREEMENTS

     Shareholders of The Government Street Equity Fund and The Government Street Bond Fund, in accordance with the requirements of the 1940 Act, last approved the Original Advisory Agreements between each of the Funds and the Advisor on October 7, 1992. On April 1, 1994, the initial shareholder of The Alabama Tax Free Bond Fund, in accordance with the requirements of the 1940 Act, approved the Original Advisory Agreement between the Fund and the Advisor. The Original Advisory Agreements provided that the Agreements would remain in effect for a period of one year, and thereafter, would be renewable for successive periods of one year each, provided such continuance was specifically approved annually (i) by vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of either a majority of the Board of Trustees or a majority of the outstanding voting securities of the Fund.

     When the Board approved the continuation of the Original Advisory Agreements each year since April 1998, the Board was unaware that the agreements had already inadvertently terminated on April 15, 1998. At those Board meetings the Board's intent, nonetheless, was to continue the Original Advisory Agreements with the Advisor uninterrupted for the next year, and but for the technical oversight, the Original Advisory Agreements would have been continued. Despite the inadvertent termination of the Original Advisory Agreements, the Advisor has continued to provide the Funds with the services called for under those Agreements.

     Under the Original Advisory Agreements, The Government Street Equity Fund paid the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate of .60% of its average daily net assets up to $100 million and ..50% of such assets in excess of $100 million. The Government Street Bond Fund paid the Advisor a fee at an annual rate of .50% of its average daily net assets up to $100 million and .40% of such net assets in excess of $100 million. The Alabama Tax Free Bond Fund paid the Advisor a fee at an annual rate of .35% of its average daily net assets up to $100 million and .25% of such net assets in excess of $100 million.

     During the fiscal year ended March 31, 2004, The Government Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund paid the Advisor advisory fees of $670,074, $306,966 and $117,567 (which was net of voluntary fee waivers of $9,117), respectively.

PROPOSED NEW ADVISORY AGREEMENTS

     With  the  exceptions  set  forth  below,  the  terms  of the New  Advisory
Agreement for each Fund approved by the Board on August 17, 2004 and proposed for shareholder approval are similar in all material respects to the Original Advisory Agreement for that Fund. The only differences between the two are their effective dates and termination provisions. The Advisor will continue to serve as investment advisor to each of the Funds, retain ultimate responsibility for the management of the Funds, and provide investment oversight and supervision. These investment management services are to be provided in a manner that is identical in all material respects to the services provided under the Original Advisory Agreements. Likewise, the Advisor's compensation for these services, expressed as an annual rate of each Fund's net assets, remains unchanged under the New Advisory Agreements.

     Pursuant to each New Advisory Agreement, subject to the supervision and direction of the Board, the Advisor is responsible for managing each Fund in accordance with the Fund's stated investment objective and policies. The Advisor is responsible for providing investment advisory services as well as conducting a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. In addition to expenses that the Advisor may incur in performing its services under a New Advisory Agreement, the Advisor pays the compensation, fees and related expenses of all Trustees and officers who are affiliated persons of the Advisor.

     As noted above, under the New Advisory Agreements, the Advisor is entitled to investment advisory fees that are identical to those under the Original Advisory Agreements.

--------------------------------------------------------------------------------
                           NEW ADVISORY AGREEMENT FEES

--------------------------------------------------------------------------------
                FUND                             INVESTMENT ADVISORY FEE*

--------------------------------------------------------------------------------
  The Government Street Equity Fund              0.60% up to $100 Million
                                                 0.50% over $100 Million
--------------------------------------------------------------------------------
  The Government Street Bond Fund                0.50% up to $100 Million
                                                 0.40% over $100 Million
--------------------------------------------------------------------------------
  The Alabama Tax Free Bond Fund                 0.35% up to $100 Million
                                                 0.25% over $100 Million
--------------------------------------------------------------------------------
* As a percentage of average daily net assets.

In addition, each New Advisory Agreement will run for an initial term of two years and annually thereafter so long as it is approved by a majority of the Trustees of the Funds, including a majority of the Independent Trustees. The New Advisory Agreement for each Fund is terminable at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Fund, or upon 60 days' written notice by the Advisor. Each New Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

BOARD DELIBERATIONS

     In approving each Fund's New Advisory Agreement, the Board of that Fund is required to act solely in the best interests of the Fund and the Fund's shareholders in evaluating the terms of that New Advisory Agreement. The Board is required to judge the terms of the arrangement in light of those that would be reached as a result of arm's-length bargaining.

     At the August 17, 2004 Board meeting, the Trustees of each Fund considered the similarity of the New Advisory Agreement to the Original Advisory Agreement for the Fund and the fact that the Board had intended to continue the Original Advisory Agreement each year since April 1998. In determining whether or not it was appropriate to approve the New Advisory Agreement and to recommend approval to shareholders, the Trustees considered various materials and representations provided by the Advisor, with respect to each Fund separately, including information relating to the following factors: (i) the extent and quality of investment advisory services each Fund will receive for the advisory fee payable under the Agreement; (ii) the fees charged to other clients for comparable services; (iii) the fees charged by other investment advisors providing comparable services to similar investment companies; (iv) comparative information on the net asset value, yield and total return per share of each Fund with those of other funds with comparable investment objectives and size;
(v) the total of all assets managed by the Advisor and the total number of investment companies and other clients that it services; (vi) the Advisor's profitability; (vii) the extent to which the Advisor receives benefits such as research services as a result of the brokerage generated by the Funds; (viii) the organizational and financial soundness of the Advisor in light of the needs of each Fund on an on-going basis; (ix) the conditions and trends prevailing generally in the economy, the securities markets and the mutual fund industry;
(x) the historical relationship between each Fund and the Advisor; and (xi) other factors deemed relevant by the Board.

     The Board noted that the fees under the New Advisory Agreements were unchanged from those under the Original Advisory Agreements and that those fees were within the range of fees charged by other investment advisors with respect to similar funds. The Board also viewed the fees as reasonable and fair in relation to the advisory services provided, having reviewed both fund performance and fund expenses, among other things. After considering relevant factors, the Trustees, including all of the Independent Trustees, approved the New Advisory Agreement for each Fund. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the New Advisory Agreements. As part of their deliberations, the Independent Trustees met in executive session (without personnel of the Advisor) to consider the proposal and recommendations of the Advisor. The Independent Trustees were advised by separate independent legal counsel throughout the process.

INFORMATION ABOUT T. LEAVELL & ASSOCIATES, INC.

     T. Leavell & Associates, Inc. (the "Advisor") was established in 1979 in Mobile, Alabama. Today, the firm employs eleven investment professionals, has an additional office in Birmingham, and has become one of the largest independent investment counseling firms in Alabama. The Advisor is privately owned (100% by Thomas W. Leavell) and has no affiliation with any bank, broker, dealer, or other investment advisory firm.

     The Advisor provides a continuous program of supervision of each Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. The Advisor is also responsible for the selection of broker-dealers through which each Fund executes portfolio transactions, subject to brokerage policies established by the Trustees, and provides certain executive personnel to the Funds.

     In addition to acting as investment advisor to the Funds, the Advisor also serves as investment advisor to The Government Street Mid-Cap Fund (the "Mid-Cap Fund"). The Mid-Cap Fund has investment objectives which are similar to The Government Street Equity Fund. The net assets of the Mid-Cap Fund as of June 30, 2004 were approximately $21,800,000. The contractual advisory fee paid by the Mid-Cap Fund (as a percentage of average daily net assets) is 0.75% per annum; however, the Advisor has agreed to waive its fees to the extent necessary to limit the Fund's total operating expenses to 1.10% per annum.

     The Advisor also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.

     EXECUTIVE OFFICERS AND DIRECTORS OF THE ADVISOR. Information regarding the principal executive officers and directors of the Advisor is set forth below. The address of the Advisor is 150 Government Street, P.O. Box 1307, Mobile, Alabama 36633. The following tables sets for the name, address, and principal occupation of each officer and director of the Advisor.

----------------------------------------------------------------------------------------------
     NAME                          ADDRESS                        POSITION WITH ADVISOR*
----------------------------------------------------------------------------------------------
Thomas W. Leavell     150 Government Street, P.O. Box 1307      President/Director
                      Mobile, Alabama 36633
----------------------------------------------------------------------------------------------
Timothy S. Healey     150 Government Street, P.O. Box 1307      Executive Vice President
                      Mobile, Alabama 36633
----------------------------------------------------------------------------------------------
Richard Mitchell**    150 Government Street, P.O. Box 1307      Executive Vice President
                      Mobile, Alabama 36633
----------------------------------------------------------------------------------------------
Barbara K. Leavell    150 Government Street, P.O. Box 1307      Director
                      Mobile, Alabama 36633
----------------------------------------------------------------------------------------------

* The positions that the executive officers hold with the Advisor are also their principal occupations.
** Richard Mitchell serves on the Board of Trustees of the Trust, and as an affiliated person of the Advisor, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

REQUIRED VOTE

     With respect to Proposal 1, if a quorum (at least 50% of the outstanding shares of the Fund) is represented at the Special Meeting, the vote of a majority of the outstanding shares of the Fund is required for approval of Proposal 1. The vote of a majority of the outstanding shares for purposes of Proposal 1 means the vote of the lesser of (1) 67% or more of the shares present or represented by proxy at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares.


     THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE "FOR" APPROVAL OF THE NEW ADVISORY AGREEMENTS.

PROPOSAL 2:

TO APPROVE THE RETENTION OR PAYMENT OF FEES PAID OR PAYABLE TO THE ADVISOR

     Despite the inadvertent termination of the Original Advisory Agreements on April 15, 1998, the Advisor has continued to provide the Funds with uninterrupted investment advisory services called for under the Original Advisory Agreements that include, but are not limited to, regularly providing investment advice to each of the Funds and continuously supervising the investment and reinvestment of cash, securities and other assets for the Funds. From April 15, 1998 until June 30, 2004, each Fund has compensated the Advisor for these services in an amount equal to the percentage of each Fund's average daily net assets stated in the Original Advisory Agreements. Since July 1, 2004, in light of the discovery of the possible invalidity of these Original Advisory Agreements, the fees payable to the Advisor have been retained by the Funds pending the resolution of this matter. During this same period the Advisor has also continued to honor its expense limitation commitments to the Funds. Through June 30, 2004, each Fund, the Board of Trustees and the Advisor were unaware that the Original Advisory Agreement had terminated due to the administrative error described above, and so the Funds' payments of the Advisor's fees were made under the belief that the Advisor's services were being performed according to valid advisory agreements.

     For the period April 1, 1998 through June 30, 2004, the aggregate investment advisory fees paid or payable by each Fund, and applicable fee waivers and/or reimbursements, were as follows:

--------------------------------------------------------------------------------
                                    FEES PAID
                                (AFTER WAIVERS AND          FEE WAIVERS
          FUND                   REIMBURSEMENTS)
--------------------------------------------------------------------------------
     The Government
   Street Equity Fund              $3,758,685                   None
--------------------------------------------------------------------------------
     The Government
    Street Bond Fund               $1,583,595                   None
--------------------------------------------------------------------------------
     The Alabama Tax
     Free Bond Fund                 $ 522,838                 $ 93,934
--------------------------------------------------------------------------------

     The Advisor, relying on equitable principles, sought Board approval to allow the Advisor to avoid an economic burden and retain all payments made previously to the Advisor, and to be paid all unpaid amounts, as compensation for services provided, and to be provided, since April 15, 1998 through the effective date of the New Advisory Agreement. In granting their unanimous approval, the Trustees, who were represented by independent counsel (as defined in the rules under the 1940 Act) which reviewed the legal issues presented to the Board in connection with the termination of the Funds' advisory arrangements, considered the nature of the continuing relationship between the Advisor and the Funds, the Advisor's willingness to pay for the costs associated with the Special Meeting of Shareholders, and the nature and the quality of the services it has performed for the Funds since the Funds' inception. The Trustees also considered that:

     o Section 47(b) of the 1940 Act permits a court to enforce an advisory contract that otherwise violates the 1940 Act or rules thereunder should the court determine that such enforcement would produce a more equitable result than non-enforcement and would not be inconsistent with the underlying purposes of the 1940 Act;

     o The Funds and their shareholders have experienced no economic harm during the applicable period as a result of the inadvertent termination of the Original Advisory Agreements, the Advisor has satisfactorily provided the services called for under the Original Advisory Agreements, and the amounts that were paid and are payable would have been no more than what the Funds would have paid had the Original Advisory Agreements remained in effect;

     o But for failing to meet the technical requirements of the 1940 Act, the Board had intended that the Original Advisory Agreements continue uninterrupted since April 15, 1998;

     o    The absence of bad faith on the part of the Advisor;

     o Should board or shareholder approval be withheld, the Advisor could seek to retain some or all of these payments (and be paid some or all of the unpaid amounts) through legal action on the grounds that it would be unjust to withhold payments for services rendered under the Original Advisory Agreements, the unintended lapse of which had resulted from a simple administrative oversight.

     o Legal proceedings between the Trust and the Advisor could likely have a materially adverse effect on each Fund's ability to maintain an ongoing advisory relationship with the Advisor;

     o The nature of the continuing relationship between the Advisor and the Funds, including the nature and quality of the services it has performed for the Funds since each Fund's inception;

     o The Advisor's willingness to discuss the matter with the SEC prior to the filing of a proxy statement; and

     o The Advisor's agreement to pay for the costs of soliciting shareholder approval of the New Advisory Agreement and the ratification of the retention of its advisory fees as well as the costs associated with the holding of the special meeting of the Board and the reasonable legal fees of counsel to the Trust and Independent Trustees with respect to the foregoing.

BOARD DELIBERATIONS

     Having been advised of the equitable principles reflected in Section 47(b) of the 1940 Act should the Funds seek to rescind the terminated contracts and the costs likely to be involved in such litigation, and having considered the absence of harm to Fund shareholders, the windfall that would result to shareholders from a rescission of the terminated contracts and the desire of the Funds to continue the ongoing relationship with the Advisor, the Board unanimously approved the Advisor's request that it be permitted to retain all fees previously paid, and all fees payable to, the Advisor since April 15, 1998 through the effective date of the New Advisory Agreements, subject to shareholder approval. The Board then determined to submit the matter for approval by the Funds' shareholders. As part of their deliberations, the Independent Trustees met in executive session (without personnel of the Advisor) to consider the proposal and recommendations of the Advisor. The Independent Trustees were advised by separate independent legal counsel throughout the process.

REQUIRED VOTE

     The vote of more than 50% of the outstanding shares of the Fund is required for approval of Proposal 2.

     THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE "FOR" APPROVAL OF THE PAYMENT OF ALL FEES PAID AND PAYABLE TO THE ADVISOR DURING THE APPLICABLE PERIOD.


ADDITIONAL INFORMATION

GENERAL

     The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter or telephone, will be paid by the Advisor. In addition to solicitation by mail, certain officers and representatives of the Funds and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies in person or by telephone.

     If the shareholder wishes to participate in the Special Meeting, but does not wish to give his or her proxy by telephone, or by the Internet, the shareholder may still submit the proxy card originally sent with the proxy statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact the Shareholder Services, toll-free, at 1-866-738-1125. Any proxy given by a shareholder is revocable.

PROPOSALS OF SHAREHOLDERS

     Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Special Meeting, if any, should send their written proposals to John F. Splain, Secretary of the Trust, c/o Ultimus Fund Solutions, P.O. Box 46707, Cincinnati, Ohio 45246, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

     The Board is not aware of any matters that will be presented for action at the Special Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of each Fund.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOU MAY ALSO SUBMIT YOUR VOTE BY TELEPHONE AT _______________ OR OVER THE INTERNET AT __________________________.


By order of the Board of Trustees,

/s/ John F. Splain

John F. Splain
Secretary

Dated: August 28, 2004

                   APPENDIX A: FORM OF NEW ADVISORY AGREEMENT
                      FOR THE GOVERNMENT STREET EQUITY FUND

                          INVESTMENT ADVISORY AGREEMENT

     THIS AGREEMENT, entered into as of ___________, 2004, by and between the GOVERNMENT STREET EQUITY FUND of WILLIAMSBURG INVESTMENT TRUST, a Massachusetts Business Trust (the "Trust"), and T. Leavell & Associates, Inc., an Alabama corporation (the "Adviser"), registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

     WHEREAS, the Trust is registered as a no-load, diversified, open-end management investment company of the series type under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Trust desires to retain the Adviser to furnish investment advisory and administrative services to The Government Street Equity Fund series of the Trust, and the Adviser is willing to so furnish such services;

     NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. APPOINTMENT. The Trust hereby appoints the Adviser to act as investment adviser to The Government Street Equity Fund series of the Trust (the "Fund") for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

2. DELIVERY OF DOCUMENTS. The Trust has furnished the Investment Adviser with copies properly certified or authenticated of each of the following:

     (a) The Trust's Declaration of Trust, as filed with the State of Massachusetts (such Declaration, as presently in effect and as it shall from time to time be amended, is herein called the "Declaration");
     (b) The Trust's By-Laws (such By-Laws, as presently in effect and as they shall from time to time be amended, are herein called the "By-Laws");
     (c)  Resolutions  of the Trust's Board of Trustees  authorizing  Agreement;
     (d) The Trust's Registration Statement on Form N-1A under the 1940 Act and under the Securities Act of 1933 as amended (the "1933 Act"), relating to shares of beneficial interest of the Trust (herein called the "Shares") as filed with the Securities and Exchange Commission ("SEC")
          and  all  amendments   thereto;
     (e) The Trust's Prospectus (such Prospectus, as presently in effect and all amendments and supplements thereto are herein called the "Prospectus").

     The Trust will furnish the Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing at the same time as such documents are required to be filed with the SEC.

3.   MANAGEMENT.  Subject to the  supervision  of the Trust's Board of Trustees, the Adviser will provide a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund. The Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund. The Adviser will provide the services under this Agreement in accordance with the Fund's investment objectives, policies and restrictions as stated in its Prospectus. The Adviser further agrees that it:

     (a) Will conform its activities to all applicable Rules and Regulations of the Securities and Exchange Commission and will, in addition, conduct its activities under this Agreement in accordance with regulations of any other Federal and State agencies which may now or in the future have jurisdiction over its activities under this Agreement;
     (b) Will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers or dealers, the Adviser will attempt to obtain the best net price and the most favorable execution of its orders. Consistent with this obligation, when the Adviser believes two or more brokers or dealers are comparable in price and execution, the Adviser may prefer: (i) brokers and dealers who provide the Fund with research advice and other services, or who recommend or sell Fund shares, and (ii) Brokers who are affiliated with the Trust or its Adviser(s), provided, however, that in no instance will portfolio securities be purchased from or sold to the Adviser or any affiliated person of the Adviser in principal transactions;
     (c) Will provide certain executive personnel for the Trust as may be mutually agreed upon from time to time with the Board of Trustees, the salaries and expenses of such personnel to be borne by the Adviser unless otherwise mutually agreed upon; and
     (d) Will provide, at its own cost, all office space, facilities and equipment necessary for the conduct of its advisory activities on behalf of the Trust.

     Notwithstanding the foregoing, the Adviser may obtain the services of an investment counselor or sub-advisor of its choice subject to the approval of the Board of Trustees. The cost of employing such counselor or sub-advisor will be paid by the Adviser and not by the Trust.

4. SERVICES NOT EXCLUSIVE. The advisory services furnished by the Adviser hereunder are not to be deemed exclusive, and the Adviser shall be free to furnish similar services to others as long as its services under this Agreement are not impaired thereby provided, however, the without the written consent of the Trustees, the Adviser will not serve as investment adviser to any other investment company having a similar investment objective to that of the Fund.

5. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that all records which it maintains for the benefit of the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Adviser further agrees to preserve for the periods prescribed by it pursuant to Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the Act that are not maintained by others on behalf of the Trust.

6. EXPENSES. During the term of this Agreement, the Adviser will pay all expenses incurred by it in connection with its investment advisory services pertaining to the Trust. In the event that there is no distribution plan under Rule 12b-1 of the 1940 Act in effect for the Fund, the Adviser will pay, out of the Adviser's resources generated from sources other than fees received from the Trust, the entire cost of the promotion and sale of Fund shares.

     Notwithstanding the foregoing, the Trust shall pay the expenses and costs of the following:

     (a)  Taxes, interest charges, and extraordinary expenses;

     (b) Brokerage fees and commissions with regard to portfolio transactions of the Fund;

     (c)  Fees and expenses of the custodian of the Fund's portfolio securities;
     (d) Fees and expenses of the Fund's administrative agent, the Fund's transfer and shareholder servicing agent and the Fund's accounting agent or, if the Trust performs any such services without an agent, the costs of the same;
     (e)  Auditing and legal expenses;
     (f)  Cost of maintenance of the Trust's existence as a legal entity;
     (g) Compensation of trustees who are not interested persons of the Adviser as that term is defined by law;
     (h)  Costs of  Trust  meetings;
     (i)  Federal and State registration or qualification fees and expenses;
     (j) Costs of setting in type, printing and mailing Prospectuses, reports and notices to existing shareholders;
     (k) The investment advisory fee payable to the Adviser, as provided in paragraph 7 herein; and
     (l) Distribution expenses, but only in accordance with any Distribution Plan as and if approved by the shareholders of the Fund.

     It is understood that the Trust may desire to register the Fund's shares for sale in certain states which impose expense limitations on mutual funds. The Trust agrees that it will register the Fund's shares in such states only with the prior written consent of the Adviser. It is further understood that the Trustees desire to limit Fund expenses to 2% of average daily net assets, if such state limitations are not so restrictive. The Adviser agrees to reimburse the Trust an amount equal to any excess expenses incurred over the lesser of either (i) the most stringent of such states' limitations in which the Fund's shares are registered, or (ii) 2% of average daily net assets. The Adviser shall in no event be required to reimburse an amount greater than its fees received from the Trust pursuant to paragraph 7, below.

7. COMPENSATION. For the services provided to the Fund and for the expenses assumed by the Adviser pursuant to this Agreement, the Trust will pay the Adviser and the Adviser will accept as full compensation an investment advisory fee, based upon the daily average net assets of the Fund, computed at the end of each month and payable within five (5) business days thereafter, according to the following schedule:

                  Net Assets                         Annual Rate
                  ----------                         -----------
                  First $100 Million                    0.60%
                  All over $100 Million                 0.50%

8. (a) LIMITATION OF LIABILITY. The Adviser shall not be liable for any error of judgment, mistake of law or for any other loss whatsoever suffered by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of the compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

8. (b) INDEMNIFICATION OF ADVISER. Subject to the limitations set forth in this Subsection 8(b), the Trust shall indemnify, defend and hold harmless (from the assets of the Fund or Funds to which the conduct in question relates) the Adviser against all loss, damage and liability, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by the Adviser in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, related to or resulting from this Agreement or the performance of services hereunder, except with respect to any matter as to which it has been determined that the loss, damage or liability is a direct result of (i) a breach of fiduciary duty with respect to the receipt of compensation for services; or (ii) willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its duties under this Agreement (either and both of the conduct described in clauses (i) and (ii) above being referred to hereinafter as "DISABLING CONDUCT"). A determination that the Adviser is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Adviser was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against the Adviser for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the Adviser was not liable by reason of Disabling Conduct by, (a) vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as the quoted phrase is defined in Section 2(a)(19) of the 1940 Act nor parties to the action, suit or other proceeding on the same or similar grounds that is then or has been pending or threatened (such quorum of such Trustees being referred to hereinafter as the "INDEPENDENT TRUSTEES"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by the Adviser (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time in advance of the final disposition of any such action, suit or proceeding; PROVIDED, that the Adviser shall have undertaken to repay the amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under this Subsection 8(b) and if (i)
     the Adviser shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of the Independent Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Adviser ultimately will be entitled to indemnification hereunder.

     As to any matter disposed of by a compromise payment by the Adviser referred to in this Subsection 8(b), pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved
     (i) by a majority of the Independent Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Independent Trustees pursuant to clause (i) shall not prevent the recovery from the Adviser of any amount paid to the Adviser in accordance with either of such clauses as indemnification of the Adviser is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that the Adviser's action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in its conduct under the Agreement.

     The right of indemnification provided by this Subsection 8(b) shall not be exclusive of or affect any of the rights to which the Adviser may be entitled. Nothing contained in this Subsection 8(b) shall affect any rights to indemnification to which Trustees, officers or other personnel to which Trustees, officers or other personnel of the Trust, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

     The Board of Trustees of the Trust shall take all such action as may be necessary and appropriate to authorize the Trust hereunder to pay the indemnification required by this Subsection 8(b) including, without limitation, to the extent needed, to determine whether the Adviser is entitled to indemnification hereunder and the reasonable amount of any indemnity due it hereunder, or employ independent legal counsel for that purpose.

8.(c)The provisions contained in Section 8 shall survive the expiration or other termination of this Agreement, shall be deemed to include and protect the Adviser and its directors, officers, employees and agents and shall inure to the benefit of its/their respective successors, assigns and personal representatives.

9. DURATION AND TERMINATION. This Agreement shall become effective on the date of its execution and, unless sooner terminated as provided herein, shall continue in effect until April 1, 2006. Thereafter, this Agreement shall be renewable for successive periods of one year each, PROVIDED such continuance is specifically approved annually:

     (a) By the vote of a majority of those members of the Board of Trustees who are not parties to this Agreement or interested persons of any such party (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval; and

     (b) By vote of either the Board or a majority (as that term is defined in the 1940 Act) of the outstanding voting securities of the Fund.

     Notwithstanding the foregoing, this Agreement may be terminated by the Fund or by the Adviser at any time on sixty (60) days' written notice, without the payment of any penalty, provided that termination by the Fund must be authorized either by vote of the Board of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund. This Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940 Act).

10. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by a written instrument signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act).

11. MISCELLANEOUS. The captions of this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

12. APPLICABLE LAW. This Agreement shall be construed in accordance with, and governed by, the laws of the State of North Carolina.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

ATTEST:                             WILLIAMSBURG INVESTMENT TRUST


By:                                 By:
    -------------------                 ----------------------------------
Title:                              Title:
    -------------------                   --------------------------------

ATTEST:                             T. LEAVELL & ASSOCIATES, INC.


By:                                 By:
    -------------------                 ----------------------------------
Title:                              Title:
    -------------------                   --------------------------------

                   APPENDIX B: FORM OF NEW ADVISORY AGREEMENT
                      FOR THE GOVERNMENT STREET BOND FUND


                          INVESTMENT ADVISORY AGREEMENT

     THIS AGREEMENT, entered into as of ____________, 2004, by and between the GOVERNMENT STREET BOND FUND of WILLIAMSBURG INVESTMENT TRUST, a Massachusetts Business Trust (the "Trust"), and T. Leavell & Associates, Inc., an Alabama corporation (the "Adviser"), registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

     WHEREAS, the Trust is registered as a no-load, diversified, open-end management investment company of the series type under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Trust desires to retain the Adviser to furnish investment advisory and administrative services to The Government Street Bond Fund series of the Trust, and the Adviser is willing to so furnish such services;

     NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. APPOINTMENT. The Trust hereby appoints the Adviser to act as investment adviser to The Government Street Bond Fund series of the Trust (the "Fund") for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

2. DELIVERY OF DOCUMENTS. The Trust has furnished the Investment Adviser with copies properly certified or authenticated of each of the following:

     (a) The Trust's Declaration of Trust, as filed with the State of Massachusetts (such Declaration, as presently in effect and as it shall from time to time be amended, is herein called the "Declaration");
     (b) The Trust's By-Laws (such By-Laws, as presently in effect and as they shall from time to time be amended, are herein called the "By-Laws");
     (c)  Resolutions of the Trust's Board of Trustees authorizing Agreement;
     (d) The Trust's Registration Statement on Form N-1A under the 1940 Act and under the Securities Act of 1933 as amended (the "1933 Act"), relating to shares of beneficial interest of the Trust (herein called the "Shares") as filed with the Securities and Exchange Commission ("SEC") and all amendments thereto;
     (e) The Trust's Prospectus (such Prospectus, as presently in effect and all amendments and supplements thereto are herein called the "Prospectus").

     The Trust will furnish the Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing at the same time as such documents are required to be filed with the SEC.

3.   MANAGEMENT.  Subject to the  supervision  of the Trust's Board of Trustees, the Adviser will provide a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund. The Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund. The Adviser will provide the services under this Agreement in accordance with the Fund's investment objectives, policies and restrictions as stated in its Prospectus. The Adviser further agrees that it:

     (a) Will conform its activities to all applicable Rules and Regulations of the Securities and Exchange Commission and will, in addition, conduct its activities under this Agreement in accordance with regulations of any other Federal and State agencies which may now or in the future have jurisdiction over its activities under this Agreement;
     (b) Will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers or dealers, the Adviser will attempt to obtain the best net price and the most favorable execution of its orders. Consistent with this obligation, when the Adviser believes two or more brokers or dealers are comparable in price and execution, the Adviser may prefer: (i) brokers and dealers who provide the Fund with research advice and other services, or who recommend or sell Fund shares, and (ii) Brokers who are affiliated with the Trust or its Adviser(s), provided, however, that in no instance will portfolio securities be purchased from or sold to the Adviser or any affiliated person of the Adviser in principal transactions;
     (c) Will provide certain executive personnel for the Trust as may be mutually agreed upon from time to time with the Board of Trustees, the salaries and expenses of such personnel to be borne by the Adviser unless otherwise mutually agreed upon; and
     (d) Will provide, at its own cost, all office space, facilities and equipment necessary for the conduct of its advisory activities on behalf of the Trust.

     Notwithstanding the foregoing, the Adviser may obtain the services of an investment counselor or sub-advisor of its choice subject to the approval of the Board of Trustees. The cost of employing such counselor or sub-advisor will be paid by the Adviser and not by the Trust.

4. SERVICES NOT EXCLUSIVE. The advisory services furnished by the Adviser hereunder are not to be deemed exclusive, and the Adviser shall be free to furnish similar services to others as long as its services under this Agreement are not impaired thereby PROVIDED, HOWEVER, the without the written consent of the Trustees, the Adviser will not serve as investment adviser to any other investment company having a similar investment objective to that of the Fund.

5. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that all records which it maintains for the benefit of the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Adviser further agrees to preserve for the periods prescribed by it pursuant to Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the Act that are not maintained by others on behalf of the Trust.

6. EXPENSES. During the term of this Agreement, the Adviser will pay all expenses incurred by it in connection with its investment advisory services pertaining to the Trust. In the event that there is no distribution plan under Rule 12b-1 of the 1940 Act in effect for the Fund, the Adviser will pay, out of the Adviser's resources generated from sources other than fees received from the Trust, the entire cost of the promotion and sale of Fund shares.

     Notwithstanding the foregoing, the Trust shall pay the expenses and costs of the following:

     (a)  Taxes, interest charges, and extraordinary expenses;
     (b) Brokerage fees and commissions with regard to portfolio transactions of the Fund;
     (c)  Fees and expenses of the custodian of the Fund's portfolio securities;
     (d) Fees and expenses of the Fund's administrative agent, the Fund's transfer and shareholder servicing agent and the Fund's accounting agent or, if the Trust performs any such services without an agent, the costs of the same;
     (e)  Auditing and legal expenses;
     (f)  Cost of maintenance of the Trust's existence as a legal entity;
     (g) Compensation of trustees who are not interested persons of the Adviser as that term is defined by law;
     (h)  Costs of Trust meetings;
     (i)  Federal and State registration or qualification fees and expenses;
     (j) Costs of setting in type, printing and mailing Prospectuses, reports and notices to existing shareholders;
     (k) The investment advisory fee payable to the Adviser, as provided in paragraph 7 herein; and
     (l) Distribution expenses, but only in accordance with any Distribution Plan as and if approved by the shareholders of the Fund.

     It is understood that the Trust may desire to register the Fund's shares for sale in certain states which impose expense limitations on mutual funds. The Trust agrees that it will register the Fund's shares in such states only with the prior written consent of the Adviser. It is further understood that the Trustees desire to limit Fund expenses to 2% of average daily net assets, if such state limitations are not so restrictive. The Adviser agrees to reimburse the Trust an amount equal to any excess expenses incurred over the lesser of either (i) the most stringent of such states' limitations in which the Fund's shares are registered, or (ii) 2% of average daily net assets. The Adviser shall in no event be required to reimburse an amount greater than its fees received from the Trust pursuant to paragraph 7, below.

7. COMPENSATION. For the services provided to the Fund and for the expenses assumed by the Adviser pursuant to this Agreement, the Trust will pay the Adviser and the Adviser will accept as full compensation an investment advisory fee, based upon the daily average net assets of the Fund, computed at the end of each month and payable within five (5) business days thereafter, according to the following schedule:

                  Net Assets                         Annual Rate
                  ----------                         -----------
                  First $100 Million                   0.50%
                  All over $100 Million                0.40%

8. (a) LIMITATION OF LIABILITY. The Adviser shall not be liable for any error of judgment, mistake of law or for any other loss whatsoever suffered by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of the compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

8. (b) INDEMNIFICATION OF ADVISER. Subject to the limitations set forth in this Subsection 8(b), the Trust shall indemnify, defend and hold harmless (from the assets of the Fund or Funds to which the conduct in question relates) the Adviser against all loss, damage and liability, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by the Adviser in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, related to or resulting from this Agreement or the performance of services hereunder, except with respect to any matter as to which it has been determined that the loss, damage or liability is a direct result of (i) a breach of fiduciary duty with respect to the receipt of compensation for services; or (ii) willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its duties under this Agreement (either and both of the conduct described in clauses (i) and (ii) above being referred to hereinafter as "DISABLING CONDUCT"). A determination that the Adviser is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Adviser was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against the Adviser for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the Adviser was not liable by reason of Disabling Conduct by, (a) vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as the quoted phrase is defined in Section 2(a)(19) of the 1940 Act nor parties to the action, suit or other proceeding on the same or similar grounds that is then or has been pending or threatened (such quorum of such Trustees being referred to hereinafter as the "INDEPENDENT TRUSTEES"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by the Adviser (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time in advance of the final disposition of any such action, suit or proceeding; PROVIDED, that the Adviser shall have undertaken to repay the amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under this Subsection 8(b) and if (i)
     the Adviser shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of the Independent Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Adviser ultimately will be entitled to indemnification hereunder.

     As to any matter disposed of by a compromise payment by the Adviser referred to in this Subsection 8(b), pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved
     (i) by a majority of the Independent Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Independent Trustees pursuant to clause (i) shall not prevent the recovery from the Adviser of any amount paid to the Adviser in accordance with either of such clauses as indemnification of the Adviser is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that the Adviser's action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in its conduct under the Agreement.

     The right of indemnification provided by this Subsection 8(b) shall not be exclusive of or affect any of the rights to which the Adviser may be entitled. Nothing contained in this Subsection 8(b) shall affect any rights to indemnification to which Trustees, officers or other personnel to which Trustees, officers or other personnel of the Trust, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

     The Board of Trustees of the Trust shall take all such action as may be necessary and appropriate to authorize the Trust hereunder to pay the indemnification required by this Subsection 8(b) including, without limitation, to the extent needed, to determine whether the Adviser is entitled to indemnification hereunder and the reasonable amount of any indemnity due it hereunder, or employ independent legal counsel for that purpose.

8.(c)The provisions contained in Section 8 shall survive the expiration or other termination of this Agreement, shall be deemed to include and protect the Adviser and its directors, officers, employees and agents and shall inure to the benefit of its/their respective successors, assigns and personal representatives.

9. DURATION AND TERMINATION. This Agreement shall become effective on the date of its execution and, unless sooner terminated as provided herein, shall continue in effect until April 1, 2006. Thereafter, this Agreement shall be renewable for successive periods of one year each, PROVIDED such continuance is specifically approved annually:

     (a) By the vote of a majority of those members of the Board of Trustees who are not parties to this Agreement or interested persons of any such party (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval; and
     (b) By vote of either the Board or a majority (as that term is defined in the 1940 Act) of the outstanding voting securities of the Fund.

     Notwithstanding the foregoing, this Agreement may be terminated by the Fund or by the Adviser at any time on sixty (60) days' written notice, without the payment of any penalty, provided that termination by the Fund must be authorized either by vote of the Board of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund. This Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940 Act).

10. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by a written instrument signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act).

11. MISCELLANEOUS. The captions of this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

12. APPLICABLE LAW. This Agreement shall be construed in accordance with, and governed by, the laws of the State of North Carolina.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

ATTEST:                                  WILLIAMSBURG INVESTMENT TRUST


By:                                      By:
       --------------------                  --------------------------
Title:                                   Title:
       --------------------                  --------------------------

ATTEST:                                  T. LEAVELL & ASSOCIATES, INC.


By:                                      By:
       --------------------                  --------------------------
Title:                                   Title:
       --------------------                  --------------------------

                   APPENDIX C: FORM OF NEW ADVISORY AGREEMENT
                       FOR THE ALABAMA TAX FREE BOND FUND

                          INVESTMENT ADVISORY AGREEMENT

     THIS AGREEMENT, entered into as of ____________, 2004, by and between the ALABAMA TAX FREE BOND FUND of WILLIAMSBURG INVESTMENT TRUST, a Massachusetts Business Trust (the "Trust"), and T. Leavell & Associates, Inc., an Alabama corporation (the "Adviser"), registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

     WHEREAS, the Trust is registered as a no-load, diversified, open-end management investment company of the series type under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Trust desires to retain the Adviser to furnish investment advisory and administrative services to The Alabama Tax Free Bond Fund series of the Trust, and the Adviser is willing to so furnish such services;

     NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. APPOINTMENT. The Trust hereby appoints the Adviser to act as investment adviser to The Alabama Tax Free Bond Fund series of the Trust (the "Fund") for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

2. DELIVERY OF DOCUMENTS. The Trust has furnished the Investment Adviser with copies properly certified or authenticated of each of the following:

     (a) The Trust's Declaration of Trust, as filed with the State of Massachusetts (such Declaration, as presently in effect and as it shall from time to time be amended, is herein called the "Declaration");
     (b) The Trust's By-Laws (such By-Laws, as presently in effect and as they shall from time to time be amended, are herein called the "By-Laws");
     (c)  Resolutions of the Trust's Board of Trustees authorizing Agreement;
     (d) The Trust's Registration Statement on Form N-1A under the 1940 Act and under the Securities Act of 1933 as amended (the "1933 Act"), relating to shares of beneficial interest of the Trust (herein called the "Shares") as filed with the Securities and Exchange Commission ("SEC")
          and  all  amendments   thereto;
     (e) The Trust's Prospectus (such Prospectus, as presently in effect and all amendments and supplements thereto are herein called the "Prospectus").

     The Trust will furnish the Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing at the same time as such documents are required to be filed with the SEC.

3.   MANAGEMENT.  Subject to the  supervision  of the Trust's Board of Trustees, the Adviser will provide a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund. The Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund. The Adviser will provide the services under this Agreement in accordance with the Fund's investment objectives, policies and restrictions as stated in its Prospectus. The Adviser further agrees that it:

     (a) Will conform its activities to all applicable Rules and Regulations of the Securities and Exchange Commission and will, in addition, conduct its activities under this Agreement in accordance with regulations of any other Federal and State agencies which may now or in the future have jurisdiction over its activities under this Agreement;
     (b) Will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers or dealers, the Adviser will attempt to obtain the best net price and the most favorable execution of its orders. Consistent with this obligation, when the Adviser believes two or more brokers or dealers are comparable in price and execution, the Adviser may prefer: (i) brokers and dealers who provide the Fund with research advice and other services, or who recommend or sell Fund shares, and (ii) Brokers who are affiliated with the Trust or its Adviser(s), provided, however, that in no instance will portfolio securities be purchased from or sold to the Adviser or any affiliated person of the Adviser in principal transactions;
     (c) Will provide certain executive personnel for the Trust as may be mutually agreed upon from time to time with the Board of Trustees, the salaries and expenses of such personnel to be borne by the Adviser unless otherwise mutually agreed upon; and
     (d) Will provide, at its own cost, all office space, facilities and equipment necessary for the conduct of its advisory activities on behalf of the Trust.

     Notwithstanding the foregoing, the Adviser may obtain the services of an investment counselor or sub-advisor of its choice subject to the approval of the Board of Trustees. The cost of employing such counselor or sub-advisor will be paid by the Adviser and not by the Trust.

4. SERVICES NOT EXCLUSIVE. The advisory services furnished by the Adviser hereunder are not to be deemed exclusive, and the Adviser shall be free to furnish similar services to others as long as its services under this Agreement are not impaired thereby PROVIDED, HOWEVER, the without the written consent of the Trustees, the Adviser will not serve as investment adviser to any other investment company having a similar investment objective to that of the Fund.

5. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that all records which it maintains for the benefit of the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Adviser further agrees to preserve for the periods prescribed by it pursuant to Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the Act that are not maintained by others on behalf of the Trust.

6. EXPENSES. During the term of this Agreement, the Adviser will pay all expenses incurred by it in connection with its investment advisory services pertaining to the Trust. In the event that there is no distribution plan under Rule 12b-1 of the 1940 Act in effect for the Fund, the Adviser will pay, out of the Adviser's resources generated from sources other than fees received from the Trust, the entire cost of the promotion and sale of Fund shares.

     Notwithstanding the foregoing, the Trust shall pay the expenses and costs of the following:

     (a)  Taxes, interest charges, and extraordinary expenses;
     (b) Brokerage fees and commissions with regard to portfolio transactions of the Fund;
     (c)  Fees and expenses of the custodian of the Fund's portfolio securities;
     (d) Fees and expenses of the Fund's administrative agent, the Fund's transfer and shareholder servicing agent and the Fund's accounting agent or, if the Trust performs any such services without an agent, the costs of the same;
     (e)  Auditing and legal expenses;
     (f)  Cost of maintenance of the Trust's existence as a legal entity;
     (g) Compensation of trustees who are not interested persons of the Adviser as that term is defined by law; (h) Costs of Trust meetings; (i) Federal and State registration or qualification fees and expenses;
     (j) Costs of setting in type, printing and mailing Prospectuses, reports and notices to existing shareholders;
     (k) The investment advisory fee payable to the Adviser, as provided in paragraph 7 herein; and
     (l) Distribution expenses, but only in accordance with any Distribution Plan as and if approved by the shareholders of the Fund.

     It is understood that the Trust may desire to register the Fund's shares for sale in certain states which impose expense limitations on mutual funds. The Trust agrees that it will register the Fund's shares in such states only with the prior written consent of the Adviser.

7. COMPENSATION. The Trust will pay the Adviser and the Adviser will accept as full compensation an investment advisory fee, based upon the daily average net assets of the Fund, computed at the end of each month and payable within five (5) business days thereafter, according to the following schedule:



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



                  Net Assets                         Annual Rate
                  ----------                         -----------
                  First $100 Million                    0.35%
                  All over $100 Million                 0.25%

8. (a) LIMITATION OF LIABILITY. The Adviser shall not be liable for any error of judgment, mistake of law or for any other loss whatsoever suffered by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of the compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

8. (b) INDEMNIFICATION OF ADVISER. Subject to the limitations set forth in this Subsection 8(b), the Trust shall indemnify, defend and hold harmless (from the assets of the Fund or Funds to which the conduct in question relates) the Adviser against all loss, damage and liability, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by the Adviser in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, related to or resulting from this Agreement or the performance of services hereunder, except with respect to any matter as to which it has been determined that the loss, damage or liability is a direct result of (i) a breach of fiduciary duty with respect to the receipt of compensation for services; or (ii) willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its duties under this Agreement (either and both of the conduct described in clauses (i) and (ii) above being referred to hereinafter as "DISABLING CONDUCT"). A determination that the Adviser is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Adviser was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against the Adviser for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the Adviser was not liable by reason of Disabling Conduct by, (a) vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as the quoted phrase is defined in Section 2(a)(19) of the 1940 Act nor parties to the action, suit or other proceeding on the same or similar grounds that is then or has been pending or threatened (such quorum of such Trustees being referred to hereinafter as the "INDEPENDENT TRUSTEES"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by the Adviser (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time in advance of the final disposition of any such action, suit or proceeding; PROVIDED, that the Adviser shall have undertaken to repay the amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under this Subsection 8(b) and if (i) the Adviser shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of the Independent Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Adviser ultimately will be entitled to indemnification hereunder.

     As to any matter disposed of by a compromise payment by the Adviser referred to in this Subsection 8(b), pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved
     (i) by a majority of the Independent Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Independent Trustees pursuant to clause (i) shall not prevent the recovery from the Adviser of any amount paid to the Adviser in accordance with either of such clauses as indemnification of the Adviser is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that the Adviser's action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in its conduct under the Agreement.

     The right of indemnification provided by this Subsection 8(b) shall not be exclusive of or affect any of the rights to which the Adviser may be entitled. Nothing contained in this Subsection 8(b) shall affect any rights to indemnification to which Trustees, officers or other personnel to which Trustees, officers or other personnel of the Trust, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

     The Board of Trustees of the Trust shall take all such action as may be necessary and appropriate to authorize the Trust hereunder to pay the indemnification required by this Subsection 8(b) including, without limitation, to the extent needed, to determine whether the Adviser is entitled to indemnification hereunder and the reasonable amount of any indemnity due it hereunder, or employ independent legal counsel for that purpose.

8.(c)The provisions contained in Section 8 shall survive the expiration or other termination of this Agreement, shall be deemed to include and protect the Adviser and its directors, officers, employees and agents and shall inure to the benefit of its/their respective successors, assigns and personal representatives.

9. DURATION AND TERMINATION. This Agreement shall become effective on the date of its execution and, unless sooner terminated as provided herein, shall continue in effect until April 1, 2006. Thereafter, this Agreement shall be renewable for successive periods of one year each, PROVIDED such continuance is specifically approved annually:

     (a) By the vote of a majority of those members of the Board of Trustees who are not parties to this Agreement or interested persons of any such party (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval; and
     (b) By vote of either the Board or a majority (as that term is defined in the 1940 Act) of the outstanding voting securities of the Fund.

     Notwithstanding the foregoing, this Agreement may be terminated by the Fund or by the Adviser at any time on sixty (60) days' written notice, without the payment of any penalty, provided that termination by the Fund must be authorized either by vote of the Board of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund. This Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940 Act).

10. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by a written instrument signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act).

11. MISCELLANEOUS. The captions of this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

12. APPLICABLE LAW. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Alabama.


     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

ATTEST:                                  WILLIAMSBURG INVESTMENT TRUST


By:                                      By:
       --------------------                  --------------------------
Title:                                   Title:
       --------------------                  --------------------------

ATTEST:                                  T. LEAVELL & ASSOCIATES, INC.


By:                                      By:
       --------------------                  --------------------------
Title:                                   Title:
       --------------------                  --------------------------




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